UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

DATA I/O CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒
No fee required.
☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Explanatory Note

This Addition to, and Amendment No. 1 to, Schedule 14A (this “Amendment”) is being filed to provide a press release and Notice Regarding the Availability of Proxy Material on the internet as well as amend and replace the sample proxy card included in the Definitive Proxy Statement filed by Data I/O Corporation (the “Company”) with the Securities and Exchange Commission on April 4, 2018 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to COVID-19 related actions, a third-party supplier had an inability to mail proxy materials to registered shareholders. As a result, we needed to change our sample proxy card to revise the online access link.

Please note that no changes have been made to the body of the Proxy Statement. We have filed a press release, provided the notice of internet availability, and provided a revised version of the proxy card. This Amendment applies to the version of the sample proxy card originally filed with the Proxy Statement.

Accompanying this filing:

PRESS RELEASE
NOTICE OF INTERNET AVAILABILITY
REVISED PROXY CARD

Joel Hatlen	Darrow Associates, Inc.
Chief Operating and Financial Officer	Jordan Darrow
Data I/O Corporation 6645 185th Ave. NE, Suite 100	(512) 551-9296 jdarrow@darrowir.com
Redmond, WA 98052
(425) 881-6444

Data I/O Corporation Announces Update to Delivery Method for Annual Meeting Proxy Materials Due to COVID-19 Pandemic

Redmond, WA, Tuesday – April 14, 2020 -- Data I/O Corporation (NASDAQ: DAIO), the leading global provider of advanced data and security deployment solutions for flash, flash-memory based intelligent devices and microcontrollers announced an update to the delivery method for proxy materials to registered shareholders relating to the Company’s upcoming 2020 Annual Meeting of Shareholders (the “Annual Meeting”).  Due to the COVID-19 pandemic, the third-party service provider retained to handle distribution of copies of the Company’s Annual Meeting proxy materials to registered shareholders is unable to mail copies of the proxy materials to those shareholders. As a result, the Company has sent a Notice of Internet Availability to its registered shareholders entitled to participate in the Annual Meeting in order to provide those shareholders with notice sufficiently in advance of the meeting to allow registered shareholders time to review the proxy materials and exercise their voting rights. This change will not impact the delivery of materials to beneficial shareholders who hold their shares in street name with their broker. The Company’s proxy materials are available at www.envisionreports.com/daio.

As announced in the Company’s proxy statement filed with the SEC on April 4, 2020, the Company is scheduled to hold its Annual Meeting on Monday, May 18, 2020, at 10:00 a.m. Pacific Time at Data I/O’s principal offices at 6645 185th Ave NE, Suite 100, Redmond, Washington 98052. Shareholders of record on March 19, 2020 are entitled to participate in the Annual Meeting.

The Company is not holding a virtual or hybrid Annual Meeting. However, due to ongoing concerns related to the spread of COVID-19, and in order to mitigate potential risks to the health and safety of our shareholders, employees, and other stakeholders, the Company encourages shareholders to vote on the matters before the meeting by proxy, and if shareholders wish to listen to the annual meeting matters and voting results by way of a conference call, the Company encourages shareholders to use the conference call rather than attend the meeting in person. There is no other business presentation planned for the meeting. The conference call information will be available on the Company’s website at https://www.dataio.com/Company/Investor-Relations/Annual-Meeting or contact the corporate Secretary.

About Data I/O Corporation

Since 1972 Data I/O has developed innovative solutions to enable the design and manufacture of electronic products for automotive, Internet-of-Things, medical, wireless, consumer electronics, industrial controls and other electronic devices. Today, our customers use Data I/O security deployment and programming solutions to reliably, securely, and cost-effectively bring innovative new products to life. These solutions are backed by a global network of Data I/O support and service professionals, ensuring success for our customers.

Learn more at dataio.com

Data I/O Corporation

VOTE

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Online

Go to **www.envisionreports.com/DAIO** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by May 17, 2020 at 11:59 A.M., Eastern Time.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Data I/O Corporation Shareholder Meeting to be Held on May 18, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and the 2019 Annual Report to Shareholders are available at:

www.envisionreports.com/DAIO

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/DAIO**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

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Shareholder Meeting Notice

Data I/O Corporation's Annual Meeting of Shareholders will be held on May 18, 2020 at Corporate Office (Redmond), 6645 185th Ave NE, Suite 100, Redmond, WA 98052 at 10:00 a.m. pacific time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1. Election of Directors:
   01 - Anthony Ambrose
   02 - John D. Delafield
   03 - Alan B. Howe
   04 - Douglas W. Brown
   05 - Mark J. Gallenberger
2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors
3. Advisory vote (Say on Pay) approving the compensation of the Company's named executive officers
4. The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/DAIO**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Data I/O Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by 10 days before the meeting.

Data I/O Corporation

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 17, 2020 at 11:59 A.M., Eastern Time.

Online
Go to **www.envisionreports.com/DAIO** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DAIO

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Anthony Ambrose	☐	☐	02 - John D. Delafield	☐	☐	03 - Alan B. Howe	☐	☐
04 - Douglas W. Brown	☐	☐	05 - Mark J. Gallenberger	☐	☐			

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors	☐	☐	☐
3. Advisory vote (Say on Pay) approving the compensation of the Company's named executive officers	☐	☐	☐

4. The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS ON THE PROPOSALS.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2019 Annual Report to Shareholders are available at:
http://www.dataio.com/Company/InvestorRelations/AnnualMeeting.aspx

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DAIO

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Data I/O Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DATA I/O CORPORATION

The undersigned hereby appoints Anthony Ambrose, and Joel S. Hatlen, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Data I/O Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 18, 2020 at 10:00 a.m. pacific or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed on this proxy card. The Board of Directors recommends a vote FOR all nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, and FOR the advisory vote (Say on Pay) approving the compensation of the Company's named executive officers. If no specification is made, all shares represented by this proxy will be voted FOR all of said nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, FOR the advisory vote (Say on Pay) approving the compensation of the Company's named executive officers, and will be voted on all other matters which may come before the meeting or any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.